CONTINGENT CONSIDERATION LIABILITY	6 Months Ended
Jun. 30, 2024
Contingent Consideration Liability
CONTINGENT CONSIDERATION LIABILITY

14. CONTINGENT CONSIDERATION LIABILITY

In accordance with the terms of the Business Combination Agreement, the Company will pay to the Seller 20% of any cash proceeds received by Company before the five-year anniversary of the Closing resulting from the exercise of Company Warrants outstanding as of June 9, 2022.

The contingent consideration liability is included in “Contingent consideration liability” on the consolidated balance sheet. Changes in the fair value of the liability are included in “Change in fair value of derivatives and contingent consideration” on the Consolidated Statements of Operations.

The Company utilized a probability weighted scenario-based model under level 3 to determine the fair value of the contingent consideration. Based on this valuation model, the Company determined the fair value of the contingent consideration to be $1,061 and $1,326 as of June 30, 2024, and December 31, 2023, respectively. The assumptions used in the analysis are inherently subjective; therefore, the ultimate amount of the liability may differ materially from the current estimate.

The significant unobservable inputs used in the fair value measurement of the contingent consideration liability are measures of the estimated payouts over a five-year period based on internally generated financial projections on a probability-weighted basis and a discount rate which was in a range of 4.52% to 5.33% with a weighted average of 4.52% as of June 30, 2024.

The following table presents a summary of the changes in the fair value of the contingent consideration liability:

(in thousands)
December 31, 2022	$1,260
Change in fair value	66
December 31, 2023	$1,326
Change in fair value	(265)
June 30, 2024	$1,061